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                                                                   EXHIBIT 10.91


            AMENDMENT TO THE 1997 NON-OFFICER EQUITY INCENTIVE PLAN
             Adopted by the Board of Directors on October 16, 1998



     RESOLVED FURTHER, that the 1997 Non-Officer Equity Incentive Plan be, and it is hereby amended, by deleting therefrom Section 3(d) in its entirety.